Sales	12 Months Ended
Dec. 31, 2017
Disclosure Of Revenue [Abstract]
Sales
Sales

	2017	2016	2015
Manufactured products and services rendered:
Rice	83,849	94,331	82,797
Ethanol	241,650	211,451	176,150
Sugar	305,688	330,895	177,801
Soybean oil and meal	6,119	—	2,071
Energy	62,218	53,995	46,671
Powder milk	2,713	4,816	1,042
Services	1,144	1,160	1,545
Operating Leases	771	984	1,309
Others	5,273	1,423	1,233
	709,425	699,055	490,619
Agricultural produce and biological assets:
Soybean	79,408	63,797	75,361
Cattle for dairy	3,380	3,059	3,656
Corn	82,482	48,502	41,813
Cotton	420	1,434	3,317
Milk	31,656	24,561	27,906
Wheat	14,835	16,951	16,116
Peanut	3,648	1,703	—
Sunflower	3,163	7,275	12,659
Sorghum	—	—	111
Rice	—	950	—
Barley	1,888	1,240	634
Seeds	727	625	648
Others	2,146	83	1,474
	223,753	170,180	183,695
Total sales	933,178	869,235	674,314

Commitments to sell commodities at a future date

The Group entered into contracts to sell non-financial instruments, mainly sugar, soybean and corn through sales forward contracts. Those contracts are held for purposes of delivery the non-financial instrument in accordance with the Group’s expected sales. Accordingly, as the own use exception criteria are met; those contracts are not recorded as derivatives.

The notional amount of these contracts is US$ 63.3 million as of December 31, 2017 (2016: US$ 111.8 million; 2015: US$ 62.4 million) comprised primarily of 27,848 tons of sugar (US$ 9.4 million), 24,627 m3 of ethanol (US$ 6.3 million), 408,236 mwh of energy (US$ 30.1 million), 25,413 tons of soybean (U$S 7.2 million), 21,835 tons of wheat (US$ 3.6 million), and 37,391 tons of corn (US$ 5.7 million) which expire between February 2018 and December 2018.